Intangible Assets	9 Months Ended
Sep. 30, 2016
Goodwill and Intangible Assets Disclosure [Abstract]
Goodwill and Intangible Assets Disclosure [Text Block]
Note 2 – Intangible Assets

The Acquisition of Moleculin, LLC

On May 2, 2016, Moleculin, LLC, a Texas limited liability company, was merged with and into the Company. As a result of the merger, the Company issued to the holders of Moleculin equity interests an aggregate of 999,931 shares of the Company’s common stock valued at $5,999,586 based on the estimated acquisition-date fair value of our common stock of $6.00 per share, equal to the IPO price announced in our prospectus filed on that date. These shares contain certain trading restrictions. Prior to the Company’s acquisition of Moleculin, the Company had loaned $57,822 to Moleculin which was treated as part of the consideration paid to acquire Moleculin.

As additional consideration payable to the Moleculin unit holders, we agreed pursuant to the merger agreement that if drugs for dermatology indications are successfully developed by us using any of the Existing IP Assets, then the Moleculin, LLC unit holders, in the aggregate, will be entitled to receive a 2.5% royalty on the net revenues generated by such drugs. Any such net revenues would include a deduction for license fees or royalty obligations payable to MD Anderson for such Existing IP Assets. The merger agreement defined “Existing IP Assets” to mean all intellectual property, licensed by us and Moleculin as of the time of the merger, including, without limitation, the intellectual property licensed from MD Anderson under the Patent and Technology License Agreement entered into by and between IntertechBio Corporation and MD Anderson dated April 2, 2012, as amended, and the Patent and Technology License Agreement dated June 21, 2010, as amended, between MD Anderson and Moleculin, LLC, but excluding any intellectual property relating to Annamycin. The right to receive the contingent royalty payments described herein is limited to drugs developed only for dermatology indications, and does not include drugs developed for any other indications. We have no obligation of any nature to pursue the development of any drugs for dermatology indications.

Our acquisition of Moleculin, LLC, occurring prior to our IPO offering, provided us with the rights to the license agreement that Moleculin, LLC had with MD Anderson covering the WP1066 Portfolio. However, Moleculin, LLC had previously granted Houston Pharmaceuticals, Inc. (“HPI”), a related party, an option, which could be exercised at any time, to obtain an exclusive sub-license to develop the WP1066 Portfolio in all non-dermatological fields. Moleculin, LLC had previously pursued development of the WP1066 Portfolio for treatment of psoriasis, however, psoriasis related clinical trials had been terminated. Because WP1066 has shown significant activity against a wide range of tumors, Moleculin, LLC focus prior to the acquisition included the development of drugs for cancer treatment. However, the exclusive sub-license option held by HPI precluded Moleculin, LLC from pursuing drug development related to non-skin cancers, in addition to potentially creating significant intellectual property, clinical and commercialization risks associated with drug development for skin cancers. Re-acquisition of the HPI option was therefore essential for the values of both the WP1066 Portfolio and Moleculin, LLC.

In connection with the acquisition of Moleculin, LLC, we also negotiated on behalf of Moleculin, LLC two agreements with HPI. Under the first agreement, the HPI’s option to obtain the aforementioned exclusive sublicense was terminated in exchange for a payment of $100,000 and the issuance of 629,000 shares of our common stock. Under the second agreement (HPI Out-Licensing Agreement), HPI has received a non-exclusive technology rights and development sublicense under which it may continue its ongoing work to develop the WP1066 Portfolio related to treatment of non-skin cancer. Pursuant to this HPI Out-Licensing Agreement, we agreed to make payments to HPI totaling $750,000 over a three-year period commencing after the IPO offering in exchange for HPI allowing us to access any data, information or know-how resulting from the research and development conducted by HPI which will be expensed, as incurred, as research and development expense. Notwithstanding our obligation to make the foregoing payments, the HPI Out-Licensing Agreement does not obligate HPI to conduct any specific research or to meet any milestones. Pursuant to the HPI Out-Licensing Agreement, we have the right within three years of the effective date to buy-out from HPI all rights granted to HPI under the agreement for a payment of $1.0 million. Upon our exercise of the buy-out we will no longer be obligated to make any payments to HPI remaining from the $750,000 obligation discussed above. If we do not exercise the foregoing buy-out right within three years, the license granted to HPI shall convert into an exclusive license. As such, if we do not exercise the buy-out right for any reason, we will no longer have access to the non-skin cancer uses of the WP1066 Portfolio. As noted above, this will also potentially create risks for the development of skin cancer drugs. We do not intend to set aside and designate cash and cash equivalents in the amount of $1.0 million to make the buy-out payment. If we ultimately decide to exercise the buy-out right from HPI all rights granted the HPI under the agreement, we will need to raise additional funds to make the buy-out payment. We cannot assure that such additional funding will be available on satisfactory terms, or at all.

The agreements with HPI were executed on May 2, 2016, simultaneously with the closing of the Moleculin, LLC acquisition, and were non-cancelable but contingent on the Company’s ability to complete the IPO by June 30, 2016. They became effective on May 31, 2016.

The termination of the HPI option was completed on behalf of Moleculin, LLC, was required to enable the sale of Moleculin, LLC by materializing the value of its most significant asset, and was non-cancelable by either party. Further, the HPI option termination price was determined simultaneously with the acquisition on May 2, 2016 as our IPO price was established at that time. Accordingly, we concluded that this transaction was primarily for the benefit of Moleculin, LLC and its former owners, resulting in control of the underlying intellectual property and thereby increasing the value of Moleculin, LLC intangible assets immediately prior to the closing of its acquisition by us.

The HPI option termination price amounted to $3,874,000, consisting of 629,000 shares of our common stock valued at the IPO price of $6.00 per share, and $100,000 paid in cash in July 2016, and was included in acquisition-date liabilities assumed.

Purchase Price Allocation

The acquisition price was allocated on a preliminary basis, which is subject to change, to the assets acquired and liabilities assumed based upon their estimated fair values and the information available to management. The following table summarizes the estimated fair values of the assets acquired and liabilities assumed as of the acquisition date.

Cash	$362
Property and equipment	7,820
Intangibles	11,128,790
Total assets acquired	$11,136,972
Liability assumed (HPI)	(3,874,000)
Liabilities assumed	(1,205,564)
Net assets acquired/total consideration transferred	$6,057,408

The Company is in the process of obtaining input from third-parties regarding its tangible and intangible assets and other information necessary to measure the fair value of the assets acquired and liabilities assumed in connection with the acquisition of Moleculin, LLC; thus the provisional measurements of current assets, property and equipment, intangibles, and liabilities assumed are subject to change, which could be significant. We will finalize the amounts recognized as we obtain the information necessary to complete our analysis. As of this date, management believes all or most of the intangible assets are IPR&D related to the WP1066 Portfolio, and, as such, no amortization has been recorded to date. Any changes to the provisional measurements will be recognized in the period in which they are determined. We expect to finalize these amounts as soon as possible but no later than one year from the acquisition date.

Intangible assets consisted of the following at September 30, 2016 and December 31, 2015:

	September 30, 2016	December 31, 2015

Intangibles acquired from Moleculin, LLC	$11,128,790	$–

Unaudited Pro Forma Results of Operations

The following comparative table presents the unaudited condensed pro forma results of operations that reflect the acquisition of Moleculin as if the acquisition had occurred as of the first day of each period presented, adjusted for items that are directly attributable to the acquisition. This information has been compiled from historical financial statements and is not necessarily indicative of the results that actually would have been achieved had the transaction already occurred or that may be achieved in the future.

	For the Three Months Ended September 30, 2016	Pro Forma For the Nine Months Ended September 30, 2016	Pro Forma For the Three Months Ended September 30, 2015	Pro Forma For the Nine Months Ended September 30, 2015

Total operating expenses	$(1,421,677)	$(2,561,908)	$(295,422)	$(769,549)
Net loss	$(1,432,079)	$(2,539,677)	$(297,129)	$(779,779)
Net loss per common share – basic and diluted	$(0.12)	$(0.27)	$(0.07)	$(0.38)
Weighted average outstanding common shares – basic and diluted	11,579,239	9,513,660	4,052,116	2,028,506

The nine months ended September 30, 2016 are adjusted on a pro forma basis to exclude $145,078 in net interest expense related to the amortization of deferred financing costs and debt discount amortization for Moleculin, LLC’s convertible notes. The holders of the convertible notes were issued the Company’s common shares upon the Company’s acquisition of Moleculin, LLC.

The three months ended September 30, 2015 are adjusted on a pro forma basis to exclude $112,846 in net interest expense related to the interest expense, the amortization of deferred financing costs and debt discount amortization for Moleculin, LLC’s convertible notes.

The nine months ended September 30, 2015 are adjusted on a pro forma basis to exclude $322,547 in net interest expense related to the interest expense, the amortization of deferred financing costs and debt discount amortization for Moleculin, LLC’s convertible notes.